                       SECURITIES EXCHANGE AND COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 9, 1999


                                ZITEL CORPORATION
             (Exact name of registrant as specified in its charter)


                                   CALIFORNIA
                 (State or other jurisdiction of incorporation)


             0-12194                               94-2566313
      (Commission File No.)             (IRS Employer Identification No.)


                             47211 BAYSIDE PARKWAY,
                         FREMONT, CALIFORNIA 94538-6517
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (510) 440-9600

ITEM 5.   OTHER EVENTS.

     A.   MERGER AGREEMENT.

          On August 9, 1999, Zitel Corporation entered into an Agreement and Plan of Merger and Reorganization whereby a newly formed wholly owned subsidiary of Zitel is to be merged into MatriDigm Corporation with the result that all of the issued and outstanding capital stock of MatriDigm will be converted into fully paid and nonassessable Common Stock of Zitel and Zitel will be the owner of all of the issued and outstanding capital stock of MatriDigm. The transaction is subject to regulatory approvals and certain other conditions and is expected to close in approximately 60 days from August 9, 1999. Zitel expects to issue approximately 2,300,000 shares of its authorized but unissued capital stock at the closing of the transaction. Zitel currently owns approximately 31 percent of the stock of MatriDigm on a fully converted basis and is represented on the Board of Directors of MatriDigm by three of its executive officers, Jack H. King, Henry C. Harris and Anna M. McCann. The consideration to be paid by Zitel was determined in arm's length negotiations with MatriDigm and certain of its principal stockholders.

     Reference is made to the Exhibit filed with this report for the actual terms of the Merger Agreement.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          The following financial statements and exhibit are furnished in accordance with the provisions of Item 601 of Regulation S-K:

     a)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

          The following financial statements of MatriDigm are incorporated by reference from Zitel's Annual Report on Form 10-K for the year ended September 30, 1998:

          Balance Sheet as of September 30, 1997 and 1998

          Statement of Operations for the period August 9, 1995 (date of inception) to September 30, 1996, and for the years ended September 30, 1997 and 1998

          Statement of Changes in Shareholders' Equity (Deficit) for the periods ended September 30, 1996, 1997 and 1998

          Statement of Cash Flows for the period August 9, 1995 (date of inception) to September 30, 1996, and for the years ended September 30, 1997 and 1998

     b)   PRO FORMA FINANCIAL INFORMATION.

          The following pro forma financial statements will be filed by amendment:

          Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1999

          Pro Forma Condensed Consolidated Statement of Operations for the Year ended September 30, 1998


                                       1.
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          Pro Forma Condensed Consolidated Statement of Operations for the Nine
          Months ended June 30, 1999

     c)   EXHIBIT.

     Exhibit
     Number    Exhibit
     10.1      Agreement and Plan Of Merger And Reorganization Between Zitel
               Corporation, ZM Acquisition Corporation And MatriDigm
               Corporation Dated as of August 9, 1999.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          ZITEL CORPORATION


Dated: August 25, 1999                    By: /s/ Anna M. McCann
                                              ----------------------------------
                                              Anna M. McCann
                                              Chief Financial Officer


                                       2.
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                                  EXHIBIT INDEX

EXHIBIT
NUMBER    DESCRIPTION
10.1      Agreement and Plan of Reorganization between Zitel Corporation, ZM
          Acquisition Corporation and MatriDigm Corporation dated as of
          August 9, 1999


                                       1.